EXHIBIT 10.53


                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made this 14th day of April, 1999, by and between Shell's Seafood Restaurants, Inc. ("Corporation"), and Arthur J. DeAngelis ("Employee").

                              W I T N E S S E T H:

         WHEREAS, the Corporation is a Delaware corporation engaged in the business of management and operation of casual seafood dining restaurants throughout the United States and wishes to use the services of Employee; and

         WHEREAS, Employee is willing to be employed by the Corporation, and the Corporation is willing to employ Employee on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties covenant and agree as follows:

         1. EMPLOYMENT. The Corporation hereby employs, engages and hires Employee as Vice President of Operations of the Corporation and Employee hereby accepts and agrees to such hiring, engagement and employment. Employee shall perform such duties as are customarily performed by one holding such position in other, same or similar businesses or enterprises as that engaged in by the Corporation, and shall also, additionally, render such other and unrelated services and duties as may be assigned to him from time to time by the Corporation.

         2. PERFORMANCE OF EMPLOYEE'S DUTIES. Employee shall at all times faithfully, industriously, and to the best of his ability, experience and talent, perform all duties that may be required of and from him pursuant to the express and implicit terms hereof, to the reasonable satisfaction of the Corporation. Such duties shall be rendered at such place or places as the Corporation shall in good faith require or as the interest, needs, business, and opportunities of the Corporation shall require or make advisable.

         3. TERM OF EMPLOYMENT. The term of employment shall commence as of April 14, 1999 and shall terminate upon the earlier date of (i) April 14, 2000;
(ii) the resignation of Employee; (iii) the cessation of business by the Corporation; (iv) termination of the Employee in accordance with Paragraphs 8 or 9.

Notwithstanding the foregoing, if none of the events described above (ii, iii, or iv) have occurred (which would cause an involuntary termination of this Agreement) within sixty (60) days of the annual anniversary of the Termination Date, or if neither party has given written notice of their intention not to extend this Agreement, this Agreement shall be deemed automatically extended for an additional twelve (12) month period.


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         4. COMPENSATION OF EMPLOYEE. The Corporation shall pay Employee and
Employee shall accept from the Corporation, in full payment for Employee's services hereunder, compensation at the rate of One Hundred Sixty Thousand ($160,000.00) DOLLARS per year, less withholding taxes and other applicable withholding amounts, payable in bi-weekly installments, in accordance with the Corporation's normal pay practices.

         5. LIMITATIONS ON OTHER EMPLOYMENT. Employee shall devote such portion of the Employee's time as the Board of Directors deem necessary, and give the Employee's best endeavors to the discharge of the duties specified in this Agreement, and shall not, during the term hereof, enter into the services, or be employed in any capacity or for any purpose whatsoever, whether directly or indirectly, by any person, corporation or entity engaged in the management and operation of casual seafood dining restaurants throughout the United States other than the Corporation.

         6. OTHER BENEFITS. The Corporation shall provide to Employee such fringe benefits as are normally provided to employees of the Corporation holding positions and performing duties substantially similar to those performed by Employee, including:

                  (a) Grant options to purchase Forty Thousand (40,000) shares of common stock in the Corporation at an option price equal to the "closing price" of the Corporation on April 14, 1999, to be exercised and governed by the terms and conditions set forth in the 1995 Stock Option Plan of the Corporation.

                  (b) Corporation will pay Employee's reasonable moving expenses to Corporation's office in Tampa, Florida, upon Employee providing corporation actual receipts for such expenses. In addition, corporation will pay Employee a "one-time" payment of Five Thousand ($5,000.00) DOLLARS to cover Employee's incidental expenses of moving.

                  (c) Employee may be awarded annual bonuses, at the sole discretion of the Board of Directors of Corporation, in accordance with the terms and conditions of any bonus plan adopted by the said Board of Directors of the Corporation.

                  (d) Employee will receive four (4) weeks of fully paid vacation beginning as of the date of employment. Any unused vacation will not be rolled over to subsequent employment periods, without the prior written consent of the President of the Corporation.

                  (e) Employee will be eligible for the Corporation's Deferred Compensation Plan, as adopted by the Board of Directors of the Corporation, in accordance with the terms and conditions of said Plan.

                  (f) Subject to the eligibility requirements therein, Employee may participate in the Corporation's Health and Welfare Plan, including medical and disability insurance coverage.


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7. DEATH, INCAPACITY OR ILLNESS OF EMPLOYEE.

                  (a) If Employee dies during the term of this Agreement, the Corporation shall pay to the estate of the Employee only the compensation and benefits which will otherwise be payable to the Employee up to the last date of the month in which the death occurred. Except as herein provided, the death of Employee shall terminate this Agreement and discharge the Corporation from any further liability for the payments provided in Paragraph 4 and 5 above.

                  (b) In the event Employee shall become disabled, ill, or unable to perform his duties under this Agreement, his salary compensation shall continue for a period of thirty (30) days and then will be suspended until the Employee can resume performance of his duties during the remaining term of this Agreement.

         8. TERMINATION FOR CAUSE. The Corporation may terminate this Agreement immediately upon written notice to Employee if the Employee commits any one or more of the following acts with respect to the Corporation:

                  (a) Willfully damaging the Corporation's property, business, reputation or goodwill.

                  (b) Commission of a felony.

                  (c) Death, theft, dishonesty, fraud or embezzlement.

                  (d) Continuing inattention to, or neglect of, the duties to be performed by Employee, which inattention is not the result of illness or accident.

                  (e) The use of alcohol, narcotics or other substances to the extent that it prevents the Employee from efficiently performing services for the Corporation.

                  (f) Failure of Employee for any reason, within ten (10) days after receipt by Employee of written notice thereof from the Corporation, to correct, cease, or otherwise alter any insubordination, failure to comply with instructions, or other action or omission to act that in the opinion of the Corporation does or may materially or adversely affect its business or operations.

                  (g) Wilfully injuring any employee of the Corporation.

                  (h) Wilfully injuring any person in the course of the performance of services for the Corporation.

                  (i) Disclosing to a competitor or other unauthorized persons confidences or secrets of the Corporation.

                  (j) Solicitation of business on behalf of a competitor or potential competitor.


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                  (k) Sexual harassment of any other employee of the Corporation or the commission of any act which otherwise creates an offensive work environment for other employees of the Corporation.

                  (l) Commission of any act involving moral turpitude.

                  (m) Taking, soliciting, or accepting a bribe, kickback or an unauthorized payment or gift from a supplier, service provider or any other outside source.

                  (n) Making an illegal political campaign contribution.

                  (o) Engaging in any activity which violates Federal or state securities or commodities laws.

                  (p) Failure of Employee to comply with any provision of the Corporation's employee policy manual.

         The Corporation shall not be limited to termination as a remedy for any improper or illegal act of Employee, but may also seek damages, injunction, or such other remedy as it may deem appropriate under the circumstances.

         9. TERMINATION WITHOUT CAUSE.Except for the reasons set forth in Paragraph 3 above, if the Corporation terminates Employee without cause, for reasons other than described in Paragraph 8 above, Corporation shall pay Employee severance in an amount equal to six (6) months of Employee's then compensation, to be paid in accordance with the Corporation's normal payroll practices. For every year that Employee remains with the Corporation after the initial term of this Agreement, Employee shall receive, in the event severance is paid, an additional two (2) months of compensation, to a maximum total of severance that will be paid to the Employee of twelve (12) months.

         10. INVALIDITY OF PROVISIONS. If, in any judicial proceeding, a court shall refuse to enforce Paragraph 10, whether because the time limit is too long or because it is more extensive (whether as to geographic area, scope of business or otherwise) than it is necessary to protect the business and goodwill of the Corporation, it is expressly understood and agreed between the parties hereto that this Agreement is deemed modified to the extent necessary to permit this Agreement to be enforced in such proceedings.

         11. CONFIDENTIAL INFORMATION AND COMPETITION.

                  (a) CONFIDENTIAL INFORMATION. Employee acknowledges that the Corporation's Confidential Information is the exclusive property of the Corporation, is material and confidential, and greatly affects the effective and successful conduct of the business of the Corporation. Employee agrees to use the Corporation's Confidential Information only for the benefit of the Corporation and shall not at any time, directly or indirectly, either during Employee's employment with the Corporation or afterward,


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divulge, reveal or communicate the Corporation's Confidential Information to any
person, firm, corporation or entity whatsoever, or use the Corporation's Confidential Information for Employee's own benefit or for the benefit of others. [Confidential Information shall include, but not limited to: information concerning its business practices, menus and recipes, marketing strategies, new site locations, contracts, business records, trade secrets, business plans, training booklets and material, employees, prospective employees and finances; lists of vendors/suppliers, documents marked by the Corporation as confidential; information which the Corporation has acquired or received from other parties, including the Employee, in confidence; and, all other tangible and intangible property used in the business and operations of the Corporation, but not made public (the "Corporation's Confidential Information")].

                  (b) COMPETITION. Employee acknowledges that the Corporation will suffer irreparable injury if Employee competes with the Corporation. Employee agrees that, during Employee's employment and for a period of one (1) year thereafter, Employee shall not:

                           (1) directly or indirectly, operate, organize,
maintain, establish, manage, own, participate in, have any interest in (whether as owner, operator, partner, stockholder, director, trustee, officer, lender, employee, principal, agent, consultant or otherwise) any other business or venture that engages in the Corporation's Line of Business or is otherwise in competition with the Corporation [without limiting the meaning of the word "competition," it shall be conclusively presumed that an Employee has violated this provision if: a) Employee has a direct or indirect interest in a restaurant which has more than twenty-five (25%) of it total entrees consisting of seafood, or b) Employee has a direct or indirect interest in any Landry's or Darden Restaurants' concept as it is being operated during Employee's employment or during the one (1) year period after Employee ceases to be employed by Corporation]. Corporation's line of business shall mean a casual seafood dining restaurant, throughout the United States;

                           (2) directly or indirectly, divert business from the
Corporation or solicit, accept or procure business from, divert the business of, or attempt to convert to other methods of using the same or similar services or products as are provided by the Corporation, any customer of the Corporation;

                           (3) interfere, in any manner, with the Corporation's
customer and vendor/supplier relationships; or

                           (4) directly or indirectly, solicit for employment,
employ or otherwise engage the services of, any employee or agent of the Corporation.

         12. RETURN OF RECORDS. On termination of employment, Employee shall deliver all records (whether in hard copy or on computer disks), notes, data, memoranda, models, and equipment of any nature that are in Employee's possession or under his control and that are the property of the Corporation or relate to the employment or to the business of the Corporation.

         13. WAIVER OR MODIFICATION. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Furthermore, no evidence of any modification or waiver shall be offered or received as evidence in any proceeding, arbitration or litigation between the parties arising out of or


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affecting this Agreement or the rights or obligations of any party hereunder, unless such waiver or modification is in writing, duly executed as aforesaid. The provisions of this paragraph may not be waived except as herein set forth.

         14. COMPLETE AGREEMENT. This written Agreement contains the sole and entire Agreement between the parties as to the matters contained herein, and supersedes any and all other agreements between them. The parties acknowledge and agree that neither of them has made any representation with respect to such matters of this Agreement or any representations except as are specifically set forth herein, and each party acknowledges that he or it has relied on his or its own judgment in entering into this Agreement. The parties further acknowledge that statements or representations that may have been heretofore made by either of them to the other are void and of no effect and that neither of them has relied thereon in connection with his or its dealing with the other.

         15. CHOICE OF LAW. This Agreement and the performance hereunder and all suits and special proceedings hereunder shall be construed in accordance with the laws of the State of Florida. In any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the State of Florida shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which the action or special proceeding may be instituted. All actions under this Agreement shall be taken in the court of competent jurisdiction within the county in the State of Florida in which the Corporation's principal place of business is located and Employee hereby waives and agrees that he shall not assert that such forum is inconvenient.

         16. BINDING EFFECT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the respective parties and their respective heirs, legal representatives, successors and assigns.

         17. CONSTRUCTION. This Agreement shall be construed as an agreement for personal services and shall not be subject to assignment by either party without the written consent of both parties. Further, no presumption that one party has drafted this Agreement shall be used in the event of any dispute arises as to interpretation of this Agreement.

         18. INVALID PROVISIONS. The invalidity or unenforceability of a particular provision of this Agreement shall not affect the other provisions thereto, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

         19. COSTS OF ENFORCEMENT. In the event either party initiates action to enforce his or its rights hereunder, the substantially prevailing party shall recover from the substantially non-prevailing party its reasonable expenses, court costs and reasonable attorneys' fees, whether suit be brought or not. As used herein, expenses, court costs and attorneys' fees include expenses, court costs and attorneys' fees incurred in any appellate proceeding, including bankruptcy proceedings. All such expenses shall bear interest at the highest rate allowable under the laws of the State of Florida from the date the substantially prevailing party pays such expenses until the date the substantially non-prevailing party repays such expenses. Expenses incurred in enforcing this paragraph shall be covered by this paragraph. For this purpose, the


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court is requested by the parties to award actual costs and attorneys' fees incurred by the substantially prevailing party, it being the intention of the parties that the substantially prevailing party be completely reimbursed for all such costs and fees. The parties request that inquiry by the court as to the fees and costs be limited to a review of whether the fees charged and hourly rates for such fees are consistent with the fees and hourly rates routinely charged by the attorneys for the substantially prevailing party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                                "Corporation"

                                                /s/ WILLIAM E. HATTAWAY
                                                --------------------------------
                                                By: WILLIAM E. HATTAWAY
                                                    -------------------
                                                As its: PRESIDENT & CEO
                                                        ---------------
Witness: /s/ LAURIE CRICKENBERGER
         ----------------------------------------

Witness: /s/ WARREN R. NELSON
         ----------------------------------------

                                                "Employee"

                                                /s/ ART DEANGELIS
                                                --------------------------------

Witness:
        -----------------------

Witness:
        -----------------------

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